Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2021
Summary of Significant Accounting Policies
Schedule of Outstanding Shares of Common Stock Equivalents Excluded From Diluted Net Loss Per Share

The following outstanding shares of common stock equivalents were excluded from the computation of the diluted net loss per share attributable to common stock for the periods in which a net loss is presented because their effect would have been anti-dilutive.

	Year Ended December 31,
	2021	2020
Stock options	2,400,315	2,414,303
Common stock warrants	9,305,790	3,075,471
Earnout Shares	22,209,280	—
Earnout Shares from exercised Substitute Options and Substitute Warrants	1,229,925	—